Leading Innovation in Glaucoma The Next Generation Company Overview April 9, 2014 Exhibit 99.1

Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities.  In addition, any discussion of clinical data results for our Rhopressa
TM
product candidate relate to the results in our Phase 2 clinical trials.  Our product candidate Roclatan
TM
is currently in Phase 2 clinical trials.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws, including beliefs, expectations, estimates, projections and statements relating to our business plans, prospects and objectives, and the assumptions upon which those statements are based.  Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,”
“intends,” “estimates,” “targets,” “projects” or similar expressions are intended to identify these forward-
looking statements.  These statements are based on the Company’s current plans and expectations.  Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.  In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operation.”  Such
forward-looking statements only speak as of the date they are made.  We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
Important Information

Rhopressa
TM
Triple Action
All Products Fully
Owned by Aerie
Roclatan
TM
Quadruple Action
• Fixed combination of Rhopressa
TM
and latanoprost
• Potential for maximal IOP lowering
• Expect P2b results early 3Q 2014, P3 readiness
mid-2015
•
Inhibits ROCK and NET, targets diseased tissue
• Consistent IOP lowering, lowers EVP
• Expect P3 efficacy data mid-2015, NDA filing mid-2016
Large Market
Opportunity
• $4.5B US/EU/JP Market with significant unmet needs
• Multiple MOAs, once daily, high efficacy and safety
• Late-stage/potential blockbuster revenue opportunity
• Full patent protection through at least 2030
• Will retain US rights and plan to partner in
JP/EU
Aerie – Next Generation in Glaucoma Therapies

•
Largest Rx market in ophthalmology: $4.5B US/EU/JP
•
US Glaucoma patients: 2.7M growing to 4.3M by 2030
1
•
Patients on more than one drug to control disease: 50%
No commonly prescribed drugs:
•
target the diseased tissue
•
relax the main fluid drain and lower EVP
•
show consistent efficacy across a broad range of
Glaucoma Market
1
National Eye Institute
Expanding Market
Unmet Needs
pressures

Fluid Inflow / Production:
Ciliary Processes
AA, BB, CAI
Decrease
Fluid
Production
Increase
Fluid
Outflow
Via
Uveoscleral
Pathway
Aerie Covers the IOP-lowering Spectrum
Fluid Outflow:
Secondary Drain
(Uveoscleral)
Fluid Outflow:
Primary Drain (TM);
Lower EVP
(Episcleral Venous Pressure)
EVP
Decrease
Increase
Fluid
Outflow
Via
Trabecular
Meshwork
(TM)
Rhopressa
TM
Roclatan
TM
PGAs

Once Daily
2-3 Times
Daily
Non-PGA
Market
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
PGA
Market
Current Product Dashboard
FY 2013 US Glaucoma Market = $2.0B; 31.5M TRx
Market Share in TRx
Bimatoprost,
11%
Travoprost,
10%
Latanoprost,
32%
BB, 15%
BB Fixed
Combo, 14%
AA, 10%
CAI, 8%

Aerie Competitive Advantage
Clinical Efficacy
Doses
Per
Day
Tolerability
Peak Product
Sales*
(US/EU)
Targeting
Diseased
Tissue
Rhopressa
TM
High; Consistent 1 Hyperemia Yes
Roclatan
TM
Potentially
Highest
1 TBD Yes
PGA High 1
Hyperemia
Iris Color Change
Other Cosmetic
$1.7B No
Beta
Blocker
Moderate 2
Cardiopulmonary
Contraindications
>$500M No
CAI
Low 2 - 3
Sulfonamide
Contraindication
Bitter Taste
>$500M No
Alpha
Agonist
Low 2 - 3
Allergy
Drowsiness
>$400M No
* Peak sales for best-in-class franchise

New PGAs - not usable as add-on to current PGAs
Glaucoma Competitors in Pipeline
Rhopressa
TM
is the only new MOA product dosed once-daily
AR-13324 (Aerie) ROCK/NET inhibitor (qd) Phase 2b
K-115 (Kowa) ROCK inhibitor (bid) Phase 3 (Japan)
AMA0076 (Amakem) ROCK inhibitor (bid) Phase 2a
INO-8875 (Inotek) Adenosine -A1 agonist (bid) Phase 2
OPA-6566 (Acucela ) Adenosine -A2a agonist (bid) Phase 1/2
SYL040012 (Sylentis) RNAi beta blocker (bid) Phase 2
BOL-303259 (B+L) NO donating latanoprost (qd) Phase 3
DE-117 (Santen) EP2 agonist (qd) Phase 2a
ONO-9054 (Ono) FP/EP3 agonist (qd) Phase 1
New MOAs
New PGAs

Future drug of choice for the
80% of patients with IOP of
26 mmHg or less
Future product of choice for
patients requiring maximal
IOP lowering
Triple-Action Rhopressa
TM
Quadruple-Action Roclatan
TM
Aerie Market Positioning
Also for PGA users as add-on
therapy
Also for PGA non-responders and
those with tolerability concerns
Also for patients with low-tension
glaucoma
Efficacy potentially superior to all
currently marketed drugs
For patients with IOPs above
26 mmHg
Also for patients at any IOP with
significant disease progression

Triple-Action Rhopressa
TM
Rhopressa
TM
Trabecular
Meshwork
1. ROCK inhibition relaxes TM, increases outflow
2. NET inhibition reduces fluid production
3. ROCK inhibition lowers EVP
Episcleral
Veins
Schlemm’s
Canal
Mechanisms of Action:
Ciliary Processes
Uveoscleral
Outflow
Cornea

Diurnal Average IOP - Entry IOP 22-36 mmHg (n=221)
IOP mmHg + SEM
29
27
25
23
21
19
17
15
13
25.8 25.6 25.5
19.8 19.5 18.4
20.2 20.0 18.7
Baseline
Day 14
Day 28

D7 D14 D28
Δ IOP mmHg
0
-1
-2
-3
-4
-5
-6
-7
-8
-6.0 -6.3 -5.9
RhopressaTM 0.02% q.d.

Rhopressa
TM
: Strong IOP Lowering in Phase 2b
13 glaucoma NCEs advanced from Phase 2 to Phase 3
since 1970s - All approved
Once-daily PM dosing of
0.02% Rhopressa TM is
highly effective
- IOP -5.7 and -6.2 mmHg  on
D28 and D14
- Consistent efficacy through D28
Rhopressa TM efficacy
results within ~1 mmHg of
latanoprost
Favorable tolerability profile
No systemic side effects
Rhopressa TM Efficacy 8 AM
Rhopressa
TM
0.01% (n=74)
Rhopressa
TM
0.02% (n=71)
Latanoprost
(n=76)

Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-6.8
-5.7
Latanoprost
0.02% Rhopressa™

Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-5.9
-5.8
Latanoprost
0.02% Rhopressa™

Rhopressa
TM
and latanoprost
clinically and statistically
equivalent in patients with
moderately elevated IOPs
of 22 - 26 mmHg
Latanoprost loses ~1 mmHg
efficacy
Rhopressa
TM
maintains consistent
efficacy
Latanoprost does not target the
diseased tissue – Rhopressa
TM
does
Phase 2b baseline IOP entry requirements: 24, 22, 22 mmHg (8am, 10am, 4pm)
Differentiated Rhopressa
TM
Efficacy Profile
Baseline
22 – 26 mmHg
(n=106)
Baseline
22 – 36 mmHg
(n=221)
Full Patient Population
Moderately Elevated IOP

Consistent efficacy across baseline IOPs
Lowered average IOP by over 30%
from 16 to 11 mmHg
Lowered EVP by 35%
Rhopressa
TM
EVP-Lowering Breakthrough
Phase 2b data provided first sign of EVP-lowering:
Phase 1 study in low baseline IOP subjects:
Preclinical in vivo study:
Note: EVP contributes up to half of IOP in normotensive subjects

Baseline IOP
(mmHg)
Percentage of POAG
Patients Identified
Cumulative Percentage
—
15 13% 13%
16-18 24% 37%
19-21 22% 59%
22-24 19% 78%
25-29 10% 88%
30-34 9% 97%
35 3% 100%
10,444 individuals were screened for the prevalence of Primary Open-Angle Glaucoma (POAG)
~80% of Glaucoma IOPs Are 26 mmHg
at Time of Diagnosis
Baltimore Eye Survey
* Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white and black Americans: The Baltimore eye survey. Arch Ophthalmol 1991;109:1090-1095

Diurnal IOP change month 6 (mmHg)
0
-2
-4
-6
-8
-10
-12
-14
-16
16
18
20
22
24
26
28
30
32
34
36
38

Latanoprost and Timolol Show Reduced Efficacy
at Lower Baseline IOPs
Latanoprost and timolol
lose efficacy as baseline
IOPs decline
Timolol at least 1 mmHg
less effective than
latanoprost across all
published baselines
Rhopressa
TM
equivalent/
non-inferior to latanoprost
at baselines 22 – 26 mmHg
Timolol is the standard
comparator for glaucoma
Phase 3 trials
Pooled data from three latanoprost registration studies.
Hedman and Alm; European Journal Ophthalmology;2000
Timolol (n = 369)
Latanoprost (n = 460)
Untreated diurnal IOP (mmHg)

Rhopressa  Registration Trial Design
Primary efficacy endpoint: IOP at all
time points through Day 90
Non-inferiority design vs. timolol
- 95% CI within 1.5 mmHg at all time points,
within 1.0 mmHg at a majority of time points
Planned entry IOP: Minimum
21 mmHg, maximum 26 mmHg
- FDA has agreed to Aerie proposal for entry IOPs
with no expected impact on label
- Rhopressa
TM
non-inferior to latanoprost at entry
IOPs of 22-26 mmHg in Phase 2b
Phase 3 Protocol
Rhopressa
TM
0.02%
dosed QD PM
vs.
Timolol
dosed BID
~1200 patients
90 days efficacy
100+
patients for
1 year safety
TM

RKI
NET
RKI
+ Outflow
+ Outflow
- Inflow
RKI
NET
+ Outflow
PGA

Quadruple-Action Roclatan
TM
RHOPRESSA
TM
FIXED COMBINATION WITH
LATANOPROST
1.
2.
3.
4.
Rhopressa™
MOAs:
Ciliary Processes
Cornea
Uveoscleral
Outflow
Trabecular
Meshwork
Episcleral
Veins
Schlemm’s
Canal
Latanoprost
ROCK inhibition relaxes TM, increases outflow
NET inhibition reduces fluid production
ROCK inhibition lowers EVP
PGA receptor activation
increases uveoscleral
outflow

Change in IOP (mmHg) +SEM
Hours after first dose
1
0
-1
-2
-3
-4
-5
-6
-7
-8
0
8
16
24
32
40
48
56
64
72
80

Roclatan    : Quadruple-Action Fixed Combination
First product to lower IOP through
all three known mechanisms, and
also lowers EVP
- Once-daily: 1 drop, 2 drugs, 3 MOAs
High efficacy in predictive
primate model
Human proof of concept
established in prior ROCKi/PGA
combination trials
- Demonstrated significant IOP
lowering beyond PGA alone
Day 2 - No IOP
measured
Dose
Dose
Dose
0.02% Roclatan   vs. Latanoprost
Primates (n=6/group)
Latanoprost
Roclatan™
TM
TM

Primary efficacy endpoint: Mean
diurnal IOP on Day 28
Two concentrations of Roclatan™
vs. Rhopressa™ 0.02% and
latanoprost
Trial design similar to registration
trial for fixed-dose combination
- 1-3 mmHg superiority vs. components
previously accepted by FDA
Phase 2b Protocol
Roclatan™
0.01%
vs.
Roclatan™
0.02%
vs.
Rhopressa™
0.02%
vs.
Latanoprost
All dosed QD PM
~300 patients
28 days
Roclatan™ Phase 2b Clinical Trial Design

Early-2014: Roclatan™
Started Phase 2b clinical trial
H1 2014 H1 2014 H2 2014 H2 2014
H2 2015 H2 2015
H1 2015 H1 2015
Early 3Q 2014: Rhopressa™
Start Phase 3 registration
trials
Early 3Q 2014: Roclatan™
Results from Phase 2b
expected
Mid-2015: Rhopressa™
Efficacy results from
Phase 3 expected
H1 2016 H1 2016
Mid-2015: Roclatan™
Phase 3 prep
Mid-2016: Rhopressa™
NDA filing expected
Key Milestones Financed by IPO Proceeds

Rhopressa™
Phase 3 registration trials
Direct clinical - $25.0M
Non-clinical - $12.4M
Roclatan™
Phase 2b clinical trial
Direct clinical - $2.5M
Non-clinical - $1.0M
Phase 3 enabling activities
Non-clinical - $6.3M
G&A and working capital - $20.8M
Use of IPO Proceeds:
$68M through Mid-2016
Additional Roclatan™
Needs:
$40M through Mid-2017
Roclatan™
Phase 3 registration trials
Direct clinical - $25.5M
Non-clinical - $2.0M
12 Months G&A and
working capital - $12.5
Financial Summary
Expected NDA Approval
for
Rhopressa™
Expected NDA Filing for
Roclatan™
Targeted Mid-2017:

AERI
26
24
22
20
18
16
14
12
10
10/31
11/30
12/31
01/31
02/28
03/31
1600k
0
10/31
11/30
12/31
01/31
02/28
03/31

22 Market Cap (dollars in millions) 10/31/13 - $243.7 12/31/13 - $418.2 4/4/14 - $444.6 Aerie Stock & Market Cap Performance